Other Commitments with Third Parties and Other Contingent Liabilities	12 Months Ended
Dec. 31, 2025
Other Commitments with Third Parties and Other Contingent Liabilities
Other Commitments with Third Parties and Other Contingent Liabilities

(29)Other Commitments with Third Parties and Other Contingent Liabilities

a)Guarantees

Grifols is required to provide certain guarantees in the ordinary course of its business activities, as well as securities related to bids and contractual commitments. It is not expected that any additional liability will arise from these guarantees and sureties in the accompanying consolidated financial statements.

b)Guarantees committed with third parties

Grifols, through Grifols Shared Services North America, Inc, acts as a guarantor for two lease contracts for certain ImmunoTek plasma centers not affected by the collaboration under Biotek America LLC. In addition, and as a result of the acquisition of the Group 4 Centers, these are encumbered as collateral of the Promissory Note and (following the same guarantee provided by Grifols S.A. under the Collaboration Agreement with Immunotek) the Promissory Note is guaranteed by Grifols, S.A. (see note 3).

The Company maintains contractual commitments derived from its activity, which may involve the provision of guarantees and/or collaterals to third parties. Such guarantees are granted in accordance with the applicable contractual terms and include, among others, sureties, deposits or similar instruments.

Additionally, the Group has significant guarantees extended to third parties described in notes 17 and 19.

c)Purchase commitments

Purchase and Sale Option for Grifols Canada Plasma, Inc. and Other Commitments

After the acquisition, the company previously known as CPR has been renamed Grifols Canada Plasma, Inc. (Note 10).

The Group has formalized a call/put option agreement over the remaining 49.90% of the share capital, exercisable from July 2026 and, in any case, before January 2027. The price will be determined according to a contractual formula based on twice the liters of plasma collected in the six months prior to (i) the month immediately preceding the closing, or (ii) the date on which the collection centers from, which Grifols obtains plasma in Canada, have reached 600,000 liters collected, whichever occurs first., multiplied by a price (320 or 250 Canadian Dollars per liter depending on the characteristics of the plasma center), together with adjustments for working capital and net debt. As of 31 December 2025, the value of the option is not significant.

In accordance with the acquisition agreement, the Group has granted a loan linked to the transaction, the amount drawn under which will reduce the future payment corresponding to the acquisition of the remaining interest. The loan, initially Canadian Dollars 2 million, may increase up to a maximum of Canadian Dollars 15 million depending on the volume of plasma collected by Grifols Canada Plasma, Inc.

The agreement includes a Subsequent Option (Fallback) mechanism, which allows, if the initial options are not exercised, a restructuring through the transfer of the Group’s interest in exchange for three operating centers, ensuring continuity of supply.

Additionally, the Group maintains a plasma purchase commitment from Grifols Canada Plasma, Inc.’s centers subject to contractual extension, and unit prices defined in the agreement.

The agreement also includes specific warranties and indemnities provided by the non-controlling shareholders, covering tax contingencies, ongoing litigation, and intellectual property claims, as well as liability caps equivalent to the purchase price.

Purchase option on BPC Plasma Inc. and Haema GmbH

Pursuant to the share purchase agreement dated 28 December 2018, the Group, through Grifols Shares Services North America Inc (for the shares of BPC Plasma Inc, formerly known as Biotest US Corporation (“BPC”) and Grifols Worldwide Operations Limited (for the shares of Haema AG, now called Haema GmbH (“Haema”)) (the “Selling Companies”) sold 100% of the capital shares of BPC and Haema to Scranton Plasma B.V. (“Scranton”). The share purchase agreement includes an option for the Selling Companies to repurchase the shares, granting the Selling Companies an irrevocable and exclusive right (though not an obligation) to repurchase the shares sold to Scranton at any time following the sale, provided that when the option of the repurchase of the shares of a company (BPC or Haema, as the case may be) is exercise, the option for the repurchase of the other company (Haema or BPC, as the case may be) is also exercised simultaneously.

The purchase option involves a fluctuating number of shares and a variable acquisition price. This characteristic classifies it as a derivative financial instrument that needs to be fairly valued, ultimately impacting the profit and loss account.

The exercise price for the option will be determined based on the higher of the following two amounts: (i) the aggregate of the price at which the shares were sold to Scranton, increased by any expenses relating to the completion of the transactions contemplated in the relevant share purchase agreement, plus the increase in net working capital from the date of sale until the repurchase completion date resulting from the exercise of the repurchase option; and (ii) the amount required to pay in full the indebtedness that Scranton incurred with the lending entity to purchase the shares of Haema and BPC from the Selling Companies, for an amount of Euros 425 million along with any accrued interest and additional amounts required to fully repay that indebtedness.

Based on the abovementioned contractual conditions, Grifols has estimated the value of the exercise of the repurchase option as follows: (i) the price at which the Selling Companies sold the shares to Scranton (totalling USD 538 million) increased by any expenses relating to the completion of the transactions contemplated in the relevant share purchase agreement, plus (ii) the change in working capital. Based on the business models of Haema and BPC, this change in working capital is expected to primarily reflect the undistributed profits at the time of exercise of the repurchase option. Given that the price of the exercise of the repurchase option aligns closely with the fair value of BPC and Haema, this option’s overall value is not considered significant. Furthermore, since the valuation of the option relies on unobservable market factors, it falls under Level 3 of the fair value hierarchy.

In July 2024, Scranton entered into a loan agreement with funds controlled or managed by Oaktree (the “Loan Agreement”) to refinance the loan that Scranton had initially obtained from banks in 2019. According to the terms of the Loan Agreement, this financing benefits from the following guarantees and security interest: (i) by a guarantee from BPC, (ii) a pledge of the shares of Haema and BPC, and (iii) pledges over the assets of BPC. In March 2025 and once the transformation of Haema into a limited liability company in the form of GmbH had concluded, following the terms of the Loan Agreement, Haema acceded to the Loan Agreement as a guarantor and granted security over its assets as collateral for the Loan Agreement.

In the event of a default under the Loan Agreement, the Selling Companies can, respectively and simultaneously, exercise the repurchase option for both companies within 90 days after receiving notification of the default. If the Selling Companies fail to exercise this option within that timeframe, they will lose their right to repurchase the shares of Haema and BPC. As of 31 December 2025, no defaults have been reported under the Loan Agreement.

In relation to the sale of the shares of BPC Plasma, Inc. and Haema, GmbH, a loan was signed by Scranton Enterprises BV. with the Group on 28 December 2018 for an initial amount of US Dollars 95 million (Euros (87 million) which maturity has been extended to 28 June 2027 (previously December 2025). The remuneration is 2%+ EURIBOR and matures on 28 June 2027 (previously December 2025). In 2023 an additional amount of Euros 15 million was arranged under the same conditions as the initial loan. As of 31 December 2025, the recorded amount stands at Euros 124 million, including accrued and capitalized interest to date (Euros 132 million as of 31 December 2024) (see note 11).

Purchase option from Plasmavita Healthcare GmbH

On November 22, 2017, the company Plasmavita Healthcare GmbH was incorporated in Germany. Currently, the Group is a shareholder of 50% of the shares and two individual partners, shareholders of the remaining 50% of the Company’s shares. Through a management services agreement, one of them (the “Managing Partner”) provides certain management services to the Company. The Company’s incorporation agreement establishes a purchase option in favor of the Group that grants the irrevocable right (not the obligation) to the Group to acquire the remaining 50% stake in the Company from the two individual partners within a period of 6 months from the moment the Managing Partner ceases to provide the Company’s management services. The fair value of the purchase option is not material.

Purchase option with National Service Projects Organization (Egypt)

On July 29, 2021, Grifols entered into an agreement with the Egyptian entity National Service Projects Organization (“NSPO”), under which Grifols and NSPO established a company in Egypt for the construction and operation of 20 plasma collection centers in Egypt, a fractionation plant, and a protein purification and filling facility. Grifols and NSPO hold 49% and 51%, respectively, in this company. The agreement includes a call option and a put option for both shareholders, allowing each party to acquire from or sell to the counterparty the entirety of its ownership interest. These options may be exercised once a 10-year period has elapsed since the company’s incorporation. As the options are based on a variable number of shares and a variable amount, a derivative financial instrument exists, which must be measured at fair value through profit or loss. The exercise price of the option is based on a market value, which implies that, upon exercise, the price will approximate the fair value of the interest to be acquired. As of 31 December 2025, the value of the option is not significant.

Canadian Blood Services

In September 2022, Grifols signed a collaboration agreement with Canadian Blood Services (CBS) to supply them with 2.4 million grains of Immunoglobulin exclusively through a network of Canadian plasma centers that should be fully developed and operational by 2027. To achieve this goal, Grifols will need to collect 600.000 liters of Canadian plasma annually from Grifols-owned plasma centers in Canada. For this reason, Grifols has made the following commitments for the acquisition of plasma and self-built centers in Canada:

Millions of Euros
2026	2027
6	31

d)Contractual commitments

Agreement on the sale of the 20% shareholding in SRAAS

As a consequence of the agreement to sell the 20% shareholding in Shanghai RAAS to Haier, both companies signed the following agreements:

●	The existing Exclusive Distribution Agreement for human serum albumin for the Chinese market, signed with SRAAS, will have a duration of 10 years (until 2034), with a 10-year extension option by SRAAS and guaranteed minimum supply volumes for the period 2024-2028. In the absence of an agreement for subsequent years, the minimum volumes agreed for 2028 will apply. Pricing under such an agreement will remain at the same applicable standards.
●	Grifols commits to achieve an aggregate GDS’s Group EBITDA of US Dollars 850 million for the period 2024-2028 under condition that Haier owns no less than 10% of SRAAS. In the event of a breach of this commitment, it will compensate SRAAS with cash in 2029 for the multiplier resulting from the shortfall and the capital ownership that SRAAS’ current holds in GDS. Based on the most pessimistic projections for the GDS Group, the probability of deviation is very low and therefore no liability has been considered at the closing of the sale transaction. The results of the different scenarios considered are as follow:

Scenario	Percentage (1)
Baseline scenario	3.8%
Sensitivity to Sales BTS	3.0%
Sensitivity to Sales CDx	3.8%
Sensitivity to Sales MDS	0.6%
Worst scenario	(0.2)%
Weighted scenario (baseline and worst)	1.8%
Weighted scenario (all sensitivities)	2.2%

1 - Variation (expressed in percentage) between the commited EBITDA of 850 million and the estimated EBITDA

●	Grifols undertakes that, for so long as it controls GDS directly or indirectly, it will use its commercially reasonable efforts, without obligation, to ensure that GDS declares and distributes dividends to its shareholders in each year after closing in an amount not less than 50% of the net profits of GDS for that year.
●	Grifols has pledged its shares in SRAAS in favour of Haier (on behalf of Haier and SRAAS), to secure the cash pooling agreement between GDS, as creditor, and Grifols, as debtor.
●	Grifols retains the right to appoint a director to the board of directors of SRAAS. However, Grifols has granted Haier (a) a voting proxy for 10 years and (b) a right of first refusal in case Grifols wishes to sell these shares. The voting proxy agreement has been valued at Euros 10 million, which will be amortized over 3 years as this is the period during which Haier and Grifols have agreed not to transfer their shares in SRAAS. As of 31 December 2025, an income of Euros 3 million (Euros 2 million as of 31 December 2024) has been recognized in the Consolidated Statements of Profit and Loss.

Commercial commitments

As of December 31, 2025, the Group maintains existing commercial commitments with customers amounting to Euros 31 million (USD 36 million), whose disbursements are expected to be realized in the following fiscal years:

Millions of Euros
2026	2027	2028-2031
5	2	24

e)Judicial procedures, arbitration and others

Details of legal proceedings in which the Group companies are involved are as follows:

●	EXECUTIVE COMMITTEE OF CNMV

On September 25, 2024, Grifols received notification that the Executive Committee of CNMV had initiated an administrative sanctioning procedure in connection with the conclusions reached by the CNMV on March 21, 2024. These conclusions were disclosed by the Company as Inside Information on the same date and subsequently supplemented. The proposed sanction against Grifols for the incidents mentioned in the conclusions and supplementary information does not exceed one Million Euros. On 7 November, 2024, Grifols submitted allegations against the initiation of the administrative sanctioning procedure. On 16 May, 2025 Grifols requested the CNMV to conclude the administrative procedure, which concluded with the resolution of the CNMV on 25 June, 2025, initiating a two-month period to commence the contentious-administrative procedure before the National High Court.

The appeal was formally filed before the National Court on September 24, 2025 and was admitted for processing by decree dated October 7, 2025. However, as of February 25, 2026, the National Court has not yet received the administrative file from the CNMV, and therefore Grifols has not been summoned to file the statement of claim.

●	SQUEEZE OUT PROCEEDINGS ACCORDING TO SECTION 39A FF. OF THE GERMAN TAKEOVER ACT RELATING TO THE ORDINARY SHARES OF BIOTEST AG.

The proceedings started with the squeeze out application on March 28, 2022 submitted with the Frankfurt District Court. On October 27, 2022, the Frankfurt District Court announced its decision that all ordinary shares in Biotest AG not yet directly or indirectly owned by Grifols S.A. must be transferred. A total of four defendants filed an appeal against this decision and on May 27, 2024 the Frankfurt Court of Appeals has rendered its decision to reject the defendants’ appeal at their costs. Subsequently the defendants’ objected to the cost decision and filed a legal complaint with the Federal Court of Justice. Grifols is waiting for the Federal Court of Justice to decide (Bundesgerichtshof, BGH).

On February 10, 2026, the BGH issued its final decision. The Court rejected the minority shareholders’ final appeal in its entirety, fully confirming the squeeze-out of all remaining ordinary Biotest shares in favour of Grifols at a cash compensation of EUR 43.00 per share. This decision is final and binding. As a result, Grifols holds directly or indirectly 100% of the ordinary shares of Biotest AG.

●	ADDITIONAL LITIGATION

The Group is involved in specific legal procedures arising from its ordinary course of its activities in the United States, including individual claims for litigations derived from accidents occurring in certain facilities and certain wage and hour proceedings. These cases are in the very early stages and it is not yet known what the probability is that any of the cases can result in any potential relevant cash outflow for the Group. Based on past litigation and results, Grifols asserts that it is possible that one or more cases can reach to a material level in the future. In any case, Grifols will vigorously defend itself, and as part of its internal process, it will continue to asses, on a timely basis, any changes in facts and circumstances that may modify its risk evaluation. In the event that any of these contingencies becomes more probable, it will determine whether they could result in a material cash outflow.

Management considers that the resolution or continuation of these proceedings and investigations will not have a material effect on the Group’s financial position, operating results or cash flows.